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                                                                      EXHIBIT 21


                       SUBSIDIARIES OF SAFETY-KLEEN CORP.

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
SUBSIDIARY                                                                 JURISDICTION OF INCORPORATION
Safety-Kleen Services, Inc.                                                         Delaware
Safety-Kleen Systems, Inc.                                                          Wisconsin
Safety-Kleen (Altair), Inc.                                                         Texas
Safety-Kleen (Aragonite), Inc.                                                      Delaware
Safety-Kleen (Bartow), Inc.                                                         Florida
Safety-Kleen (Baton Rouge), Inc.                                                    Delaware
Safety-Kleen (BDT), Inc.                                                            New York
Safety-Kleen (Bridgeport), Inc.                                                     Delaware
Safety-Kleen (Buttonwillow), Inc.                                                   California
Safety-Kleen (California), Inc.                                                     California
Safety-Kleen (Chattanooga), Inc.                                                    Tennessee
Safety-Kleen (Clive), Inc.                                                          Oklahoma
Safety-Kleen (Colfax), Inc.                                                         Delaware
Safety-Kleen (Crowley), Inc.                                                        Louisiana
Safety-Kleen (Custom Transport), Inc.                                               Delaware
Safety-Kleen (Deer Park), Inc.                                                      Delaware
Safety-Kleen (Deer Trail), Inc.                                                     Colorado
Safety-Kleen (Delaware), Inc.                                                       Delaware
Safety-Kleen (Encotec), Inc.                                                        Delaware
Safety-Kleen (FS), Inc.                                                             Delaware
Safety-Kleen (Gloucester), Inc.                                                     Delaware
Safety-Kleen (GS), Inc.                                                             Tennessee
Safety-Kleen Holdings, Inc.                                                         Delaware
Safety-Kleen (La Porte), Inc.                                                       Texas
Safety-Kleen (Lone and Grassy Mountain) Inc.                                        Oklahoma
Safety-Kleen (Los Angeles), Inc.                                                    California
Safety-Kleen (Minneapolis), Inc.                                                    Minnesota
Safety-Kleen (Mt. Pleasant), Inc.                                                   Tennessee
Safety-Kleen (Nashville), Inc.                                                      Tennessee
Safety-Kleen (NE), Inc.                                                             New Hampshire
Safety-Kleen (Pecatonica), Inc.                                                     Illinois
Safety-Kleen (Pinewood), Inc.                                                       South Carolina
Safety-Kleen (Plaquemine), Inc.                                                     Delaware
Safety-Kleen (PPM), Inc.                                                            Georgia
Safety-Kleen (Puerto Rico), Inc.                                                    Puerto Rico
Safety-Kleen (Roebuck), Inc.                                                        South Carolina
Safety-Kleen (Rosemount), Inc.                                                      Minnesota
Safety-Kleen (San Antonio), Inc.                                                    Texas
Safety-Kleen (Sawyer), Inc.                                                         Oklahoma
Safety-Kleen (TG), Inc.                                                             Delaware
Safety-Kleen (Tipton), Inc.                                                         Delaware
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
SUBSIDIARY                                                                 JURISDICTION OF INCORPORATION
Safety-Kleen (TS), Inc.                                                             Delaware
Safety-Kleen (Tulsa), Inc.                                                          Oklahoma
Safety-Kleen (San Jose), Inc.                                                       California
Safety-Kleen (Sussex), Inc.                                                         Delaware
Safety-Kleen (White Castle), Inc.                                                   Colorado
Safety-Kleen (Wichita), Inc.                                                        Kansas
Safety-Kleen (Westmorland), Inc.                                                    California
Safety-Kleen (WT), Inc.                                                             Ohio
Safety-Kleen OSCO Holdings, Inc.                                                    Delaware
Safety-Kleen Chemical Services, Inc.                                                Massachusetts
Ninth Street Properties, Inc.                                                       Missouri
Chemclear, Inc. of Los Angeles                                                      Delaware
USPCI, Inc. of Georgia                                                              Delaware
GSX Chemical Services of Ohio, Inc.                                                 Ohio
LEMC, Inc.                                                                          Delaware
Dirt Magnet, Inc.                                                                   Colorado
The Midway Gas & Oil Company                                                        Colorado
Elgint Corp.                                                                        Nevada
Safety-Kleen Envirosystems Company                                                  California
Safety-Kleen Envirosystems Company of Puerto Rico, Inc.                             Puerto Rico
Petrocon, Inc.                                                                      Delaware
Phillips Acquisition Corp.                                                          Delaware
ViroGroup, Inc.                                                                     Delaware
SK Europe, Inc.                                                                     Nevada
SK Insurance Company                                                                Vermont
SK Real Estate, Inc.                                                                Illinois
Safety-Kleen International, Inc.                                                    Delaware
Safety-Kleen Oil Recovery Co.                                                       Delaware
Safety-Kleen Oil Services, Inc.                                                     Delaware
The Solvents Recovery Service of New Jersey, Inc.                                   New Jersey
ArmaKleen Company (50% partnership interest)                                        Delaware
Phoenix Project (80% joint venture)
USPCI of Mississippi (50%)                                                          Mississippi
SK Services (East), L.C.                                                            Utah
SK Services, L.C.                                                                   Utah
Manquilla Waste Services (100% partnership)                                         Texas
OSCO Treatment Systems of Mississippi, Inc. (50%)                                   Tennessee
Safety-Kleen Canada Inc.                                                            Ontario
Environnement Services et Machinerie E.S.M. Inc.                                    Quebec
3E Company Environmental, Ecological and Engineering (75.8%)                        California
Safety-Kleen Services (Canada) Ltd.                                                 Canada
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
SUBSIDIARY                                                                 JURISDICTION OF INCORPORATION
Safety-Kleen Ltd.                                                                   Ontario
Safety-Kleen (BC) Ltd.                                                              Canada
1197296 Ontario Inc.                                                                Ontario
Safety-Kleen Services (Quebec) Ltd.                                                 Quebec
Safety-Kleen Services (Mercier) Ltd.                                                Quebec
SK D'Incineration Inc.                                                              Quebec
Safety-Kleen (Ryley) Ltd.                                                           Alberta
Safety-Kleen (Atlantic) Ltd.                                                        Nova Scotia
Safety-Kleen (On-Site) Inc.                                                         Ontario
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